Exhibit 10.24

[***] CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (A) IS NOT MATERIAL AND (B) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Amendment No. 1 to LICENSE AGREEMENT

This Amendment No. 1 to License Agreement (this “Amendment No. 1”) is made effective the 5th day of January 2011 (the “Effective Date”) between Daiichi Sankyo Company, Limited, a Japanese Corporation having a place of business at 5-1, Nihonbashi Honcho 3-Chome, Chuo-ku, Tokyo 103-8426 Japan (“DS”), and Omeros Corporation, a Washington corporation having a principal place of business at 1420 Fifth Avenue, Suite 2600, Seattle, WA 98101 USA (“Omeros”).

WHEREAS Asubio Pharma Co., Ltd. (“Asubio”) and Omeros entered into a license agreement dated February 26, 2010 (“Agreement”) under which Asubio grants Omeros an exclusive license to certain phosphodiesterase-7 (“PDE7”) inhibitors and related patents and patent applications in the field of movement disorders [***];

WHEREAS Asubio was acquired by DS on April 1, 2010, and DS succeeds all rights and obligations of Asubio under the Agreement in accordance with Section 13.9 thereof;

WHEREAS Omeros requests DS to expand the Field (as defined in the License Agreement) to include certain central nervous system diseases and disorders in accordance with Section 2.3 of the Agreement; and

WHEREAS DS wishes to accept such Omeros’ request in consideration of certain payment set forth in this Amendment No. 1.

NOW THEREFORE, in consideration for the mutual covenants and obligations set forth herein as well as other good and valuable consideration, the parties hereby agree as follows:

1	Definitions

1.1	Unless otherwise set forth in this Amendment No. 1, the capitalized terms herein shall have the meaning as defined in the Agreement.

1.2	“Asubio” or “Asubio Pharma Co., Ltd.” in the Agreement shall be amended to read “DS” or “Daiichi Sankyo Company, Limited” respectively.

1.3	Section 1.7 of the Agreement is amended and restated in its entirety to read as follows:

“ “Field” means (a) all movement disorders described in WHO ICD-10 (G20-G26) and/or in Omeros’ published International PCT Patent Application WO 2008/119057 A2, including, without limitation, Parkinson’s Disease, Restless Legs Syndrome, Post-encephalitic Parkinsonism, Dopamine-Responsive Dystonia, Shy-Drager Syndrome, Periodic Limb Movement Disorder, Periodic Limb Movements in Sleep, Tourette’s Syndrome, all other movement disorders treatable with a dopamine receptor agonist or a precursor of a dopamine receptor agonist [***] (collectively “Movement Disorder Indications”) and (b) all addiction and compulsive disorders described in WHO ICD-10 (F10-F19, F40-F48, F50-F59) and/or in Omeros’ pending U.S. Provisional Patent

[***]	CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (A) IS NOT MATERIAL AND (B) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Application 61/411,437 (collectively “Addiction Indications”).”

2	Milestone Payments

Sections 3.1 and 3.2 of the Agreement are amended and restated in their entirety to read as follows:

3.1

Omeros shall pay DS the following one-time milestone fees (each a “Milestone Fee”) in U.S. dollars following the satisfaction of the following corresponding milestone events (each a “Milestone”). References below in this Section 3 to a “First Indication” shall mean the initial one of either a Movement Disorder Indication or an Addiction Indication to reach the corresponding Milestone, and “Second Indication” shall mean the other of a Movement Disorder Indication or an Addiction Indication, e.g., if the initial indication to reach a Phase 1 clinical Milestone is a Movement Disorder Indication, such Movement Disorder Indication shall trigger the First Indication Phase 1 Clinical Milestone Fee, and thereafter the Second Indication Phase 1 clinical Milestone Fee shall be triggered only upon an Addiction Indication reaching a Phase 1 clinical Milestone.

3.1.1.1	Upon execution of this Agreement, Omeros shall pay DS a Milestone Fee of [***].

3.1.1.2	Upon execution of the Amendment No. 1, Omeros shall pay DS a Milestone Fee of [***].

3.1.2.1

Upon Omeros’ or its sublicensee(s)’ receipt of positive data from completed toxicology studies, each of three-months minimum duration, of a first Product in a rodent species and in a non-rodent species, which studies have been conducted in conformance with current good laboratory practice guidance (“GLP”) promulgated by the U.S. Food and Drug Administration (“USFDA”), which data and studies are sufficient to support the submission by Omeros or its sublicensee(s) to USFDA of an Investigational New Drug Application (“IND”) for a First Indication, Omeros shall pay DS a Milestone Fee of [***].

3.1.2.2

Should Omeros be required to conduct a second set of toxicology studies to support an IND for a Second Indication, then upon Omeros’ or its sublicensee(s)’ receipt of positive data from the completed second set of toxicology studies, each of three-months minimum duration, of a first Product in a rodent species and in a non-rodent species, which studies have been conducted in conformance with current GLP promulgated by the USFDA, which data and studies are sufficient to support the submission by Omeros or its sublicensee(s) to USFDA of an IND for a Second Indication, Omeros shall pay DS a Milestone Fee of [***]. If such second set of toxicology studies is not required, then this Milestone Fee is not payable to DS. If two sets of toxicology studies to support an IND for First Indication and Second Indication respectively are conducted and Milestones described in Section 3.1.2.1 and this Section 3.1.2.2 are achieved simultaneously, then Milestone Fees in Sections 3.1.2.1 and 3.1.2.2 are payable to DS.

[***]	CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (A) IS NOT MATERIAL AND (B) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.1.3.1

Upon the first dosing of a human subject in the first Phase 1 clinical study for a First Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.3.2

Upon the first dosing of a human subject in the first Phase 1 clinical study for a Second Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.4.1

Upon the first dosing of a human subject in the first Phase 2 clinical study for a First Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.4.2

Upon the first dosing of a human subject in the first Phase 2 clinical study for a Second Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.5.1

Upon the first dosing of a human subject in the first Phase 3 clinical study for a First Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.5.2

Upon the first dosing of a human subject in the first Phase 3 clinical study for a Second Indication sponsored or authorized by Omeros or its sublicensee(s) of a first Product anywhere in the world, which study has been cleared by USFDA or a corresponding foreign regulatory agency, Omeros shall pay DS a Milestone Fee of [***].

3.1.6.1

Upon receipt of the first new drug application (“NDA”) marketing approval for a first Product for a First Indication obtained by or on behalf of Omeros or its sublicensee(s) from USFDA, Omeros shall pay DS a Milestone Fee of [***].

3.1.6.2

Upon receipt of the first NDA marketing approval for a first Product for a Second Indication obtained by or on behalf of Omeros or its sublicensee(s) from USFDA, Omeros shall pay DS a Milestone Fee of [***].

3.1.7.1

Upon receipt of the first marketing authorization for a first Product for a First Indication obtained by or on behalf of Omeros or its sublicensee(s) from an ex-U.S. regulatory authority corresponding to USFDA, Omeros shall pay DS a Milestone Fee of [***].

3.1.7.2

Upon receipt of the first marketing authorization for a first Product obtained for a Second Indication by or on behalf of Omeros or its sublicensee(s) from an ex-U.S. regulatory authority corresponding to USFDA, Omeros shall pay DS a Milestone Fee of [***].

[***]	CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (A) IS NOT MATERIAL AND (B) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.1.8	Upon reaching an aggregate of all Net Sales of [***], Omeros shall pay DS a Milestone Fee of [***].

3.1.9	Upon reaching an aggregate of all Net Sales of [***], Omeros shall pay DS a Milestone Fee of [***].

3.2

If any Milestone above is achieved with respect to a particular Product for a particular First or Second Indication before a prior Milestone has been achieved for such First or Second Indication, then all prior Milestones for such First or Second Indication that have not previously been paid with respect to that Product shall be deemed achieved upon achievement of the subsequent Milestone, and the corresponding payment shall become payable; provided, however, that the NDA approval Milestone set forth in Subsections 3.1.6.1 and/or 3.1.6.2 shall not be treated as a “prior Milestone” when the ex-U.S. marketing authorization Milestone set forth in Subsections 3.1.7.1 and/or 3.1.7.2, respectively, is achieved, and the ex-U.S. marketing authorization Milestone set forth in Subsection 3.1.7.1 and/or Subsection 3.1.7.2 shall not be treated as a “prior Milestone” when the NDA approval Milestone set forth in Subsection 3.1.6.1 and/or 3.1.6.2, respectively, is achieved. It is understood by the parties that on a certain Measure Date, Movement Disorder Indication would be “a particular First Indication”, and on another Measure Date, Addiction Indication would be “a particular First Indication” depending on the progress of their development.”

It is understood by the parties that Omeros has already paid and DS has already received the Milestone Fee of [***] as provided in Section 3.1.1.1 of the Agreement.

3	Term

This Amendment No. 1 shall become effective as of the Effective Date and shall continue to be in effect as long as the Agreement is in effect.

4	Miscellaneous

4.1	Section 13.11 of the Agreement is amended and restated in its entirety to read as follows:

“Any notice required or permitted to be given under the Agreement by either party shall be in writing and shall be (a) delivered personally, (b) sent by an internationally recognized courier service, charges prepaid, or (c) delivered by facsimile (with the original promptly sent by any of the foregoing manners) to the addresses or facsimile numbers of the other party set forth below, or at such other addresses as may from time to time be furnished by similar notice by either party. The effective date of any notice hereunder shall be the date of receipt by the receiving party.

[***]	CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (A) IS NOT MATERIAL AND (B) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

If to Omeros: Omeros Corporation 1420 Fifth Avenue, Suite 2600 Seattle, WA 98101 U.S.A.		If to DS: Daiichi Sankyo Company, Limited 5-1, Nihonbashi Honcho 3-Chome Chuo-ku, Tokyo 103-8426 Japan

Attention:	Gregory A. Demopulos, M.D.	Attention: Noriaki Ishida
	Chairman & CEO	Corporate Officer, Vice President,
Business Development & Licensing
Department

And copy to:	Marcia S. Kelbon,
Patent & General Counsel

Fax: (206) 676.5005 Phone: (206) 676.5000		Fax: +81-3-6225-1903 Phone: +81-3-6225-1008

4.2	This Amendment may be executed in one or more counterparts, each of which will be considered an original, and all of which will constitute the same instrument.

4.3	Except as expressly amended by this Amendment No. 1, all terms and conditions of the Agreement shall continue to be in full force and effect.

IN WITNESS WHEREOF, DS and Omeros have each acknowledged and accepted this Agreement by causing it to have been signed by their respective duly authorized officials.

DAIICHI SANKYO COMPANY, LIMITED		OMEROS CORPORATION

By:	/s/ Noriaki Ishida	By:	/s/ Gregory A. Demopulos

Name:	Noriaki Ishida	Name:	Gregory A. Demopulos, M.D.

Title: Corporate Officer, Vice President,		Title: Chairman & CEO

Business Development & Licensing Department

Date:	January 31, 2011	Date:	December 28, 2010